Exhibit 10.1

SHARE EXCHANGE AGREEMENT

THIS SHARE EXCHANGE AGREEMENT (this "Agreement") is entered into as of this September 10, 2012, by and between Zili Industrial Co., Limited, a British Virgin Islands Company residing at Palm Grove House P.O. Box 438, Road Town, Tortola, British Virgin Islands ("Zili"), Snow Hill Developments Limited, a British Virgin Island Company residing at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands ("Snow Hill"), Titanium Group Ltd., a British Virgin Islands Company residing at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands (“Titanium”), and Cancare Investment Limited, a Hong Kong incorporated company residing at Room 2101, 178 Huamao Century Square, Gloucester Road, Wanchai (“Cancare Investment”).

PRELIMINARY STATEMENT

WHEREAS, Cancare Investment Limited (“Cancare Investment”) is a limited liability company incorporated in Hong Kong Special Administrative District residing at Room 2101, 178 Huamao Century Square, Gloucester Road, Wanchai;

WHEREAS, Titanium Group Ltd. (“Titanium”) is a British Virgin Islands company residing at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands;

WHEREAS, Snow Hill owns 2,500,000 shares of common stock, $0.1 par value, representing in the aggregate of 20% of the issued and outstanding capital stock of Cancare Investment (the “Cancare Shares”);

WHEREAS, Zili owns 38,700,000 shares of common stock, $0.01 par value, representing in the aggregate of 38.7% of the issued and outstanding capital stock of Titanium (the “Titanium Shares”);

WHEREAS, Zili desires to sell to Snow Hill 20,000,000 restricted shares of the common stock, $0.01 par value, representing in aggregate of 20% of the total issued and outstanding shares of Titanium owned by Zili in Titaniym (the “Titanium Exchange Shares”) in exchange (the “Exchange”) for 2,500,000 shares of Cancare Investment, representing in aggregate 20% of the total issued and outstanding equity securities of Cancare Investment owned by Snow Hill in Cancare Investment (the “Cancare Exchange Shares”) for on the terms and subject to the conditions set forth in this Agreement.

NOW THEREFORE, in consideration of the foregoing and the mutual promises contained herein, the parties agree as follows:

1.	THE EXCHANGE.

1.01. The closing of the transaction contemplated by this Agreement (the “Closing” or “Closing Date”) shall occur on September 10, 2012 at a mutually agreeable time and place.

1.02. On the terms and subject to the conditions set forth in this Agreement, on the Closing Date, Zili shall assign, transfer and deliver, free and clear of all liens, pledges, encumbrances, charges, restrictions or known claims of any kind, nature, or description, the Titanium Exchange Shares owned by Zili to Snow Hill, representing in the aggregate 20% of the issued and outstanding shares of capital stock of Titanium.

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1.03. In consideration of the transfer of the Titanium Exchange Shares to Snow Hill by Zili, Snow Hill shall transfer to Zili the Cancare Exchange Shares, representing in the aggregate 20% of the issued and outstanding shares of common stock of Cancare Investment.

1.04. At the Closing Date, Zili shall, on surrender of its certificate or certificates representing the Titanium Exchange Shares owned by Zili to Snow Hill or its registrar or transfer agent, be entitled to receive the Cancare Exchange Shares. Snow Hill shall, on surrender of its certificate or certificates representing the Cancare Exchange Shares owned by Snow Hill to Zili or its registrar or transfer agent, be entitled to receive the Titanium Exchange Shares.

2.	REPRESENTATIONS, COVENANTS AND WARRANTIES OF ZILI

Zili hereby represents and warrants to Snow Hill as follows:

2.01 Incorporation. Zili is duly formed or organized, validly existing and in good standing under the laws of British Virgin Islands and has the requisite power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being or currently to be conducted.

2.02 Ownership of Stock. The Titanium Exchange Shares represent 20% of the issued and outstanding capital stock of Titanium. Zili is the record and beneficial owner, and has good and marketable title to, all of the Titanium Exchange Shares.  Zili has the right and authority to sell and deliver its Titanium Exchange Shares, free and clear of all liens, claims, charges, encumbrances, pledges, mortgages, security interests, options, rights to acquire, proxies, voting trusts or similar agreements, restrictions on transfer or adverse claims of any nature whatsoever, other than restrictions on transferability under federal and state securities laws. Upon delivery of any certificate or certificates duly assigned, representing the Titanium Exchange Shares as herein contemplated and/or upon registering of Snow Hill as the new owner of the Titanium Exchange Shares in the share register of Titanium, Snow Hill will receive good title to the Titanium Exchange Shares owned by Zili and Snow Hill shall become a 100% owner of the Titanium Exchange Shares.

2.03 Authority; Enforceability. Zili has the legal power, capacity and authority to execute and deliver this Agreement to consummate the transactions contemplated by this Agreement, and to perform its obligations under this Agreement. Zili has obtained any and all necessary consents, authorizations, orders or approvals for the transfer of the Titanium Exchange Shares to Snow Hill.

2.04 No Violations. Neither the execution or delivery of this Agreement nor the performance of its obligations hereunder conflict with or result in a breach of or constitute a default under or will result in the creation of or an imposition of a lien upon any of the properties or assets of Zili or any agreement to which Zili may be a party or by which its property or assets may be subject.

2.05 Valid Obligation. This Agreement executed by Zili in connection herewith constitute the valid and binding obligation of Zili, enforceable in accordance with its or their terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

2.06 Acquisition of Shares. Zili is not a “U.S. Person” as defined in Rule 902(k) of Regulation S of the Securities Act (“Regulation S”) and the Titanium Exchange Shares are not registered under the Securities Act and that the transfer thereof to Snow Hill is exempt from registration under the Securities Act pursuant to Regulation S.  Zili has no intention of becoming a U.S. Person.  At the time of the origination of contact concerning this Agreement and the date of the execution and delivery of this Agreement, Zili was outside of the United States.

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2.07 Board Approval. The Board of Directors of Zili has authorized the execution and delivery of this Agreement by Zili and has approved this Agreement and transactions contemplated hereby.

2.08. Resale Restrictions. None of the Titanium Exchange Shares have been registered under the Securities Act, or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, none of the Titanium Exchange Shares may be offered or sold by Zili except pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in each case only in accordance with applicable state securities laws.

2.09. Original Acquisition.  The Titanium Exchange Shares represented by Zili’s Original Certificate were originally acquired from Titanium, and fully paid for by Zili for its own account and not with a view to, or for sale in connection with, any distribution, resale or public offering of such Shares or any part thereof in violation of the Securities Act of 1933, as amended (the “Securities Act”).

2.10. No Registration.  The sale of the Titanium Exchange Shares contemplated by this Agreement is exempt from the registration requirements of Section 5 of the Securities Act under the rules, regulations and interpretations of the Securities Act.

2.11. No General Solicitation.  Zili is not selling the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

3.	REPRESENTATIONS, COVENANTS AND WARRANTIES OF SNOW HILL

Snow Hill hereby represents and warrants to Zili as follows:

3.01 Incorporation. Snow Hill is duly formed or organized, validly existing and in good standing under the laws of British Virgin Islands and has the requisite power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being or currently to be conducted.

3.02 Ownership of Stock. The Cancare Exchange Shares represent 20% of the issued and outstanding capital stock of Cancare Investment. Snow Hill is the record and beneficial owner and has good and marketable title to all of the Cancare Exchange Shares.  Snow Hill has the right and authority to sell and deliver its Cancare Exchange Shares, free and clear of all liens, claims, charges, encumbrances, pledges, mortgages, security interests, options, rights to acquire, proxies, voting trusts or similar agreements, restrictions on transfer or adverse claims of any nature whatsoever. Upon delivery of any certificate or certificates duly assigned, representing the Cancare Exchange Shares as herein contemplated and/or upon registering of Zili as the new owner of the Cancare Exchange Shares in the share register of Cancare Investment, Zili will receive good title to the Cancare Exchange Shares owned by Snow Hill and Zili shall become a 100% owner of the Cancare Exchange Shares.

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3.03 Authority. Enforceability. Snow Hill has the legal power, capacity and authority to execute and deliver this Agreement to consummate the transactions contemplated by this Agreement, and to perform its obligations under this Agreement. Snow Hill has obtained any and all necessary consents, authorizations, orders or approvals for the transfer of the Cancare Exchange Shares to Zili.

3.04 No Violation. Neither the execution or delivery of this Agreement nor the performance of its obligations hereunder conflict with or result in a breach of or constitute a default under or will result in the creation of or an imposition of a lien upon any of the properties or assets of Snow Hill or any agreement to which Snow Hill may be a party or by which its property or assets may be subject.

3.05 Valid Obligation. This Agreement executed by Snow Hill in connection herewith constitute the valid and binding obligation of Snow Hill, enforceable in accordance with its or their terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

3.06 Resale Restrictions. Snow Hill understands that the Titanium Shares have not been registered under the Securities Act of 1933 (the "1933 Act") or the laws of any state, that the sale of the Titanium Shares to Snow Hill is being undertaken in reliance upon an exemption from the registration requirements of the 1933 Act, and reliance upon such exemption is based upon Zili's representations, warranties and agreements contained in this Agreement, and that the certificates evidencing the Shares will be endorsed with a restrictive legend.

3.07  Acquisition of Titanium Exchange Shares:

(a)	Snow Hill is aware that the purchase of the Titanium Shares is speculative and involves a high degree of risk. Snow Hill is aware that there is no guarantee that Snow Hill will realize any gain from his acquisition of the Shares.

(b)	Snow Hill is financially able to bear the economic risk of an investment in the Shares, and has knowledge and experience in evaluating the merits and risks of a financial investment.

3.08 Purchase Entirely for Own Account. Snow Hill: (i) is acquiring the Shares solely for Snow Hill's own account for investment purposes only and not with a view toward resale or distribution thereof, in whole or in part; (ii) has no contract, undertaking, agreement or other arrangement, in existence or contemplated, to sell, pledge, assign or otherwise transfer the Shares to any other person; and (iii) agrees not to sell or otherwise transfer the Shares unless and until they are registered under the 1933 Act and any applicable state securities laws, or unless an exemption from any such requirement is available.

3.09 Legal Counsel. Snow Hill has been advised that he should consult with counsel of his choice concerning this matter, and he has had an opportunity to do so, but nevertheless has elected to waive that right.

3.10 Non U.S. Person. Snow Hill is not a “U.S. Person” as defined in Rule 902(k) of Regulation S of the Securities Act (“Regulation S”) and understands that the Titanium Shares are not registered under the Securities Act and that the transfer thereof from Zili is exempt from registration under the Securities Act pursuant to Regulation S.  Snow Hill has no intention of becoming a U.S. Person.  At the time of the origination of contact concerning this Agreement and the date of the execution and delivery of this Agreement, Snow Hill was outside of the United States.

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3.11 Board Approval. The Board of Directors of Snow Hill has authorized the execution and delivery of this Agreement by Snow Hill and has approved this Agreement and transactions contemplated hereby.

4.	REPRESENTATIONS, COVENANTS AND WARRANTIES OF TITANIUM

4.01 Incorporation. Titanium is duly formed or organized, validly existing and in good standing under the laws of British Virgin Islands and has the requisite power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being or currently to be conducted.

4.02 Capitalization. The authorized shares of Titanium consist of 100,000,000 ordinary shares, $0.01 par value.  There are 100,000,000 Titanium Shares currently issued and outstanding.  The issued and outstanding shares of Titanium are validly issued, fully paid, and non-assessable and not issued in violation of the preemptive or other rights of any person.

4.03 Board Approval. The Board of Directors of Titanium has authorized the execution and delivery of this Agreement by Titanium and has approved this Agreement and transactions contemplated hereby.

4.04 Authority. Enforceability. Titanium has the legal power, capacity and authority to execute and deliver this Agreement to consummate the transactions contemplated by this Agreement, and to perform its obligations under this Agreement. Titanium has obtained any and all necessary consents, authorizations, orders or approvals for the transfer of the Titanium Exchange Shares to Snow Hill.

4.05 No Violation. Neither the execution or delivery of this Agreement nor the performance of its obligations hereunder conflict with or result in a breach of or constitute a default under or will result in the creation of or an imposition of a lien upon any of the properties or assets of Titanium or any agreement to which Titanium may be a party or by which its property or assets may be subject.

4.06 Valid Obligation. This Agreement executed by Titanium in connection herewith constitute the valid and binding obligation of Titanium, enforceable in accordance with its or their terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

5.	REPRESENTATIONS, COVENANTS AND WARRANTIES OF CANCARE INVESTMENT

5.01 Incorporation. Cancare Investment is duly formed or organized, validly existing and in good standing under the laws of Hong Kong and has the requisite power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being or currently to be conducted.

5.02 Capitalization. The authorized shares of Cancare Investment consist of 12,500,000 ordinary shares, $0.1 par value.  There are 12,500,000 Cancare Shares currently issued and outstanding.  The issued and outstanding shares of Cancare Shares are validly issued, fully paid, and non-assessable and not issued in violation of the preemptive or other rights of any person.

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5.03 Board Approval. The Board of Directors of Cancare Investment has authorized the execution and delivery of this Agreement by Cancare Investment and has approved this Agreement and transactions contemplated hereby.

5.04 Authority. Enforceability. Cancare Investment has the legal power, capacity and authority to execute and deliver this Agreement to consummate the transactions contemplated by this Agreement, and to perform its obligations under this Agreement. Cancare Investment has obtained any and all necessary consents, authorizations, orders or approvals for the transfer of the Cancare Exchange Shares to Zili.

5.05 No Violation. Neither the execution or delivery of this Agreement nor the performance of its obligations hereunder conflict with or result in a breach of or constitute a default under or will result in the creation of or an imposition of a lien upon any of the properties or assets of Titanium or any agreement to which Cancare Investment may be a party or by which its property or assets may be subject.

6.	OTHER AGREEMENTS AND COVENANTS

6.01. Zili acknowledges and agrees that each certificate representing the Titanium Exchange Shares shall be endorsed with the following legends, in addition to any other legend required to be placed thereon by applicable federal or state securities laws:

“THE SECURITIES ARE BEING OFFERED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“SECURITIES ACT”)) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT.”

“TRANSFER OF THESE SECURITIES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION.  HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

6.02. Zili and Snow Hill agree to cooperate with each other in order to obtain any required third party consents to this Agreement and the transactions herein contemplated.

7.	MISCELLANEOUS

7.01 This Agreement represents the entire agreement between the parties hereto with respect to the transactions contemplated hereby and supersedes all prior agreements with respect thereto, whether written or oral.

7.02 This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard, however, to such jurisdiction's principles of conflict of laws.

7.03 This Agreement may be executed in counterparts, each of which shall be an original, but all of which shall constitute but one Agreement.

7.04 At any time prior to the Closing Date, this Agreement may by amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

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IN WITNESS WHEREOF, the parties have executed this agreement as of the date of first written above.

ZILI INDUSTRIAL CO., LIMITED

By:	/s/ Zhigang XU
	Name: Title: Date:	XU Zhigang Chairman of Board 09/10/2012

TITANIUM GROUP LIMITED

By:	/s/ Huaming LAI
	Name: Title: Date:	LAI Huaming CEO and Chairman of Board 09/10/2012

SNOW HILL DEVELOPMENTS LIMITED

By:	/s/ Baiqian YANG
	Name: Title: Date:	YANG Baiqian 09/10/2012

CANCARE INVESTMENT LIMITED

By:	/s/ Jialong WEN
	Name: Title: Date:	WEN Jialong CEO and President 09/10/2012

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